LKCM FUNDS
SUMMARY PROSPECTUS
May 1, 2026

LKCM Balanced Fund
(LKBAX)
Before you invest, you may want to review the LKCM Balanced Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated May 1, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, SAI, reports to shareholders, and other information about the Fund online at www.lkcmfunds.com. You can also get this information at no cost by calling 1-800-688-LKCM or by sending an e-mail request to info@lkcmfunds.com.
Investment Objective:  The Fund seeks current income and long-term capital appreciation.
Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The Fund does not impose any sales charges in connection with purchases and sales of Fund shares.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver and/or Expense Reimbursement(1)	-0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.80%

(1)     Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through May 1, 2027 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.80% per annum (excluding any interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds (“Acquired Fund Fees and Expenses”), and extraordinary expenses). The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.
Example
The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2027). Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$82	$303	$542	$1,228
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equity and fixed income securities. The Fund may invest in securities of small, mid and large capitalization companies, including dividend paying securities. The Fund seeks to invest in the equity securities of high quality companies, as determined by the Adviser, that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation. These equity securities primarily consist of common stocks, American Depositary Receipts (“ADRs”), and real estate investment trusts (“REITs”). The Fund does not presently intend to invest more than 20% of its total assets in equity securities that do not pay dividends.
The Fund’s investments in fixed income securities consist primarily of investment grade corporate fixed income securities and fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in variable and floating rate bonds. The Fund typically invests in fixed income securities with short- to intermediate-term maturities from one to ten years. Under normal circumstances, 25% or more of the Fund’s total assets consist of fixed income securities. Investment grade debt securities are considered to be those rated within the four highest rating categories by a nationally recognized statistical ratings organization, such as Moody’s Investors Service, Inc., Fitch Ratings, Inc. or S&P Global Ratings, or of equivalent quality as determined by the Adviser. The Fund may invest in fixed income securities with call features.
In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer’s cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the security, including subordination, default, sinking fund and early redemption provisions. If securities held by the Fund are downgraded below investment grade, the Adviser will consider whether to continue to hold the securities. From time to time, in pursuing its investment strategies, the Fund may hold a significant percentage of its investments in specific sectors of the economy.
Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and make comparisons with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Call Risk – During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund would lose the income that would have been earned to maturity on that security. In the event of a call, the Fund may have to reinvest the proceeds in securities paying lower coupon rates.
•Credit Risk – The Fund is subject to the risk that the issuer or guarantor of a fixed income security becomes unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. The credit quality of a security can deteriorate suddenly and rapidly. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Credit risk is typically greater for securities with ratings that are downgraded below investment grade. Generally, the longer the maturity of a security, the more sensitive it is to credit risk.
• Cybersecurity Risk  – The Fund, its service providers, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Operational risks arising from, among other things, human or processing errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact with the Fund, and result in financial losses. Cybersecurity incidents may allow unauthorized parties to gain access to or misappropriate Fund assets, shareholder data, or confidential or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. In addition, authorized persons could inadvertently release Fund shareholder data or confidential or proprietary information stored on the Fund’s systems. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Portfolio companies in which the Fund invests are also exposed to various risks related to cybersecurity incidents, and the value of the Fund’s investments in such portfolio companies could be adversely impacted in the event any such cybersecurity incidents occur. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests.
•Dividend Paying Securities Risk – Securities that pay higher dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high or any dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may reduce the level of dividend payments and adversely affect the Fund. Dividend paying securities might not experience the same level of earnings growth or capital appreciation as non-dividend paying securities. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may fluctuate.
•Equity Securities Risk – The Fund invests in equity securities and therefore is subject to investment risk, issuer risk, market risks and significant fluctuations in value in response to changes in a company’s financial condition as well as general market, economic and political conditions, and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be sensitive to rising interest rates, which increase borrowing costs and the costs of capital for the issuer. Equity securities are generally subordinate to an issuer’s debt in the event of liquidation or bankruptcy. The Fund’s investments in equity securities primarily consist of ADRs, common stocks, and REITs.
•ADRs – Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, capital restrictions, less government regulation, less publicly available information, less liquidity, increased price volatility, and differences in financial reporting standards. ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading. Investing in such securities may expose the Fund to additional risk.

•Common Stock – The value of an issuing company’s common stock may rise or fall as a result of factors affecting the issuing company, other companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.
•REITs – Investments in REITs are subject to the risks associated with investing in the real estate industry, adverse governmental actions, regulatory limitations on rents and operating expenses, declines in property and real estate values, risks related to general and local economic conditions, increases in property taxes and operating expenses, overbuilding, changes in interest rates, liabilities resulting from environmental problems, and the potential failure of a REIT to qualify for federal income-tax-free “pass-through” of net income and net realized gains that are distributed to shareholders and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, and may not be diversified geographically or by property or tenant type. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses when investing in REITs.
•Fixed Income Securities Risk – The Fund invests in fixed income securities and is therefore subject to the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, geopolitical, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including war, terrorism, pandemic and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment.
• Foreign Securities Risk – Non-U.S. investments carry potential risks not associated with domestic investments. Such risks may include, but are not limited to: currency exchange rate fluctuations, political and financial instability, less liquidity and greater volatility of foreign investments, lack of uniform accounting, auditing, recordkeeping and financing reporting standards, different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, significant limitations in transaction settlements in some foreign markets, and any regulatory, political, currency, security, economic and other risks associated with a particular country in which the Fund invests, including tariffs, trade disputes and sanctions. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information may impede the Fund’s ability to accurately evaluate foreign securities. It also may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currencies and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depositary or their agents goes bankrupt.
•Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending or the financial markets overall and result in lower values for securities held by the Fund. If Fund investments do not keep pace with inflation, the present value of Fund assets and the value of Fund distributions could decline.
•Interest Rate Risk – Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Market values of fixed income securities generally are inversely related to actual changes in interest rates – generally, when interest rates rise, the value of the Fund’s debt securities declines and when interest rates decline, the value of the Fund’s debt securities rises. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in heightened volatility in the fixed income markets and adversely affecting the liquidity of certain fixed income investments, any of which may result in substantial losses to the Fund. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed income securities are also affected by their durations. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Generally, a bond with a longer maturity or duration will entail greater interest rate risk. For example, if a bond has a duration of ten years, a 1% increase in interest rates could be expected to result in a 10% decrease in the value of the bond. Conversely, a bond with a shorter maturity or duration will generally entail less interest rate risk.
•Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
•Large Cap Companies Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain or maintain high growth rates during periods of economic expansion.
•Liquidity Risk – The Fund is susceptible to the risk that certain investments held by the Fund may be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. When there is little or no active trading market for specific types of securities, it can become more difficult for the Fund to sell securities at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund. Market developments , financial distress or geopolitical events such as sanctions, trading halts or wars may cause the Fund’s investments to become less liquid or illiquid and subject to erratic price movements. Certain investments that were liquid when purchased may become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception.
• Market Risk – The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries, companies and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Geopolitical and other events, including tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East and in eastern Asia, could affect the economies of many countries including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors. Trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. In addition, policy changes by the U.S. government, the U.S. Federal Reserve and/or foreign governments and political and economic changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown, threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, and the shutdown of certain financial institutions, may cause increased volatility in financial markets, affect investor and consumer confidence and adversely impact the broader financial markets and economy, perhaps suddenly and to a significant degree. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, the imposition of tariffs, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could reverse or stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance. Changes in value may be temporary or may last for extended periods. Regulators in the U.S. have adopted a number of changes to regulations affecting markets and issuers, some of which apply to the Fund. Due to the broad scope of the regulations being adopted, certain of these changes, which may be revised or rescinded, could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
•Redemption Risk – The Fund may experience periods of significant redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Significant redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may require the Fund to realize net capital gains, which could require the Fund to make substantial capital gains distributions to shareholders.
•Sector Weighting Risk – The Fund may focus its investments in particular sectors of the economy. To the extent the Fund emphasizes investments in particular sectors of the economy, the Fund will be subject to a greater degree of risks particular to those sectors. Market conditions, interest rates, and economic, regulatory, financial or geopolitical developments could significantly affect securities in particular sectors. Depending on the weightings of the Fund’s investments in particular sectors, the Fund may have increased exposure to price movements of securities in those sectors.
•Security Selection Risk – Securities selected by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry or sector, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage or credit deterioration, litigation or regulatory issues, or a decline in the value of the issuer’s business and assets.
•Small and Mid Cap Companies Risk – The Fund invests in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies. Small and mid capitalization companies may also have narrower commercial markets and more limited operating histories, product lines, and managerial and financial resources than larger, more established companies. Small and mid capitalization companies may be more sensitive to changes in interest rates, borrowing costs and earnings. Stocks of these companies may trade less frequently and in more limited volume than stocks of large capitalization companies. As a result, the securities of small and mid capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In general, these risks are greater for small capitalization companies than for mid capitalization companies.
•U.S. Government Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only by the applicable entity as to the stated interest rate and face value at maturity, not its current market price. Notwithstanding that a security may be backed by the full faith and credit of the U.S. Government, circumstances could arise that would prevent the payment of interest or principal. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Fund holds does not apply to the market value of the security or the shares of the Fund. Like all fixed income securities, U.S. Government fixed income securities are also subject to market risk, credit risk and interest rate risk.

•Variable and Floating Rate Securities Risk – The interest rates payable on variable and floating rate bonds are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. The interest rate on a floating rate bond is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate bonds are subject to market risk, interest rate risk and credit risk.
Performance: The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index, an additional index with characteristics that are similar to those of the Fund, and an index of funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.
Calendar Year Returns as of 12/31

30%
20%
10%
0%
-10%
-20%
9.70%
12.88%
-2.15%
21.85%
15.28%
14.01%
-13.84%
10.84%
10.99%
8.44%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
16.20%	2nd quarter, 2020
-14.86%	1st quarter, 2020
Average Annual Total Returns for Periods Ended December 31, 2025

	1 Year	5 Years	10 Years
Return Before Taxes	8.44%	5.56%	8.35%
Return After Taxes on Distributions	6.88%	4.46%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares	5.96%	4.21%	6.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Bloomberg U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	6.97%	0.96%	2.29%
Lipper Mixed-Asset Target Allocation Growth Funds Index (reflects no deduction for taxes)	15.28%	7.98%	9.33%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Scot C. Hollmann, CFA	Principal, Vice President and Portfolio Manager	Since Inception in 1997
J. Luther King, Jr., CFA	Principal, President and Portfolio Manager	Since Inception in 1997
Mark L. Johnson, CFA	Principal, Vice President and Portfolio Manager	Since 2010
Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, MO 64105-1307), or by telephone at 1-800-688-LKCM. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions normally will only occur on days the New York Stock Exchange is scheduled to be open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $500.
Tax Information:  The Fund’s distributions are taxable to you and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and/or other services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.